Exhibit 99.3

SUBSIDIARY GUARANTY

THIS SUBSIDIARY GUARANTY, dated as of October 13, 2005 (as amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), is made by each of the undersigned (each, a “Guarantor” and, together with any other entity that becomes a party hereto pursuant to Section 25 hereof, collectively, the “Guarantors”). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, Ball Corporation, an Indiana corporation (“Company”), Ball European Holdings, S.ar.l., a corporation organized under the laws of Luxembourg (“European Holdco”), Ball Packaging Products Canada Corp., a company organized under the laws of the Province of Nova Scotia (“Canadian Borrower”), each Other Subsidiary Borrower (as defined therein), the financial institutions from time to time party thereto, including Deutsche Bank AG New York Branch, in their capacities as lenders thereunder (collectively, the “Lenders,” and each individually, a “Lender”), The Bank of Nova Scotia, as Canadian administrative agent (“Canadian Administrative Agent”) and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, have entered into a Credit Agreement, dated as of October 13, 2005, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term “Credit Agreement” means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of the Indebtedness under such agreement or any successor agreements) (the Lenders, Administrative Agent, Canadian Administrative Agent and Collateral Agent are herein called the “Bank Creditors”);

WHEREAS, Borrowers and/or one or more of their Subsidiaries may from time to time be party to, one or more Interest Rate Agreements designed to protect Borrowers or any of their Subsidiaries against fluctuations in interest rates in respect of the Obligations as permitted by Section 8.2(e) of the Credit Agreement, and Other Hedging Agreements, as permitted by Section 8.2(h) of the Credit Agreement, (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an “Interest Rate Protection or Other Hedging Agreement”), with a Lender or an Affiliate of a Lender (each such Lender or Affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or Affiliate’s successors and permitted assigns, collectively, the “Other Creditors,” and together with the Bank Creditors, are herein called the “Creditors”);

WHEREAS, each Guarantor is a Domestic Subsidiary of Company;

WHEREAS, it is a condition to the making of Loans under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

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WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by Borrowers under the Credit Agreement and the entering into of Interest Rate Protection or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Lenders to make Loans to Borrowers and Other Creditors to enter into Interest Rate Protection or Other Hedging Agreements with Borrowers and/or their Subsidiaries;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees, as primary obligor and not as surety: (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (A) the principal of and interest on the Notes issued by, and the Loans made to, each Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (B) all other obligations (including, without limitation, all Obligations and all obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by each Borrower to the Bank Creditors under the Credit Agreement (including, without limitation, indemnities, fees and interest thereon) and the other Loan Documents to which any Borrower is a party, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any such other Loan Document and the due performance and compliance with the terms of the Loan Documents by each Borrower (all such principal, interest, liabilities and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Interest Rate Protection or Other Hedging Agreements, being herein collectively called the “Loan Document Obligations”); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by each Borrower now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection or Other Hedging Agreement, whether such Interest Rate Protection or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by each Borrower with all of the terms, conditions and agreements contained therein (all such obligations and liabilities under this clause (ii) being herein collectively called the “Other Obligations”, and together with the Loan Document Obligations are herein collectively called the “Guaranteed Obligations”), provided that the maximum amount payable by each Guarantor hereunder shall at no time exceed the Maximum Amount (as hereinafter defined) of such Guarantor. As used herein, “Maximum Amount” of any Guarantor means the lesser of the amount of the Guaranteed Obligations and the highest amount of aggregate liability under this Guaranty which is valid and enforceable as determined in any action or proceeding involving any state, federal or foreign bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer or other law affecting the rights of creditors generally. Subject to the proviso in the second preceding sentence, each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor or any

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Borrower, or against any security or collateral for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made on the same basis, and subject to the same limitations, as payments by each Borrower are made under the Credit Agreement, including Sections 4.6 and 4.7 thereof.

2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of each Borrower to the Creditors whether or not due or payable by such Borrower upon the occurrence of any of the events specified in Sections 10.1(e) or (f) of the Credit Agreement with respect to such Borrower, and unconditionally, jointly and severally, promises to pay such Guaranteed Obligations of such Borrower to the Creditors, or order, on demand, in lawful money of the United States or the applicable Alternative Currency, as the case may be.

3. The liability of each Guarantor hereunder is exclusive and independent of any security or collateral for or other guaranty of the Guaranteed Obligations of any Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (i) any direction as to application of payment by any Borrower or by any other party, (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of any Borrower, (iii) any payment on or in reduction of any such other guaranty or undertaking, (iv) any dissolution, termination or increase, decrease or change in personnel by any Borrower or (v) any payment made to any Creditor on the Guaranteed Obligations which any Creditor repays any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding in any jurisdiction.

4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or any Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or any Borrower and whether or not any other Guarantor, any other guarantor of any Borrower or any Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall operate to toll the statute of limitations as to each Guarantor.

5. Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of any liability to which it may apply, promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor or any Borrower).

6. Any Creditor may (to the fullest extent permitted by applicable law) at any time and from time to time in accordance with the applicable provisions of the Credit Agreement without the consent of, or notice to, Guarantor, without incurring responsibility to such

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Guarantor and without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security or collateral therefor, or any liability incurred directly or indirectly in respect thereof (other than any agreement between any Creditor and one or more Guarantors specifically modifying or amending the terms of this Guaranty), and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

(b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

(c) exercise or refrain from exercising any rights against any Borrower or others or otherwise act or refrain from acting;

(d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Creditors;

(e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Creditors, regardless of what liability or liabilities of any Borrower remain unpaid;

(f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection or Other Hedging Agreements, the Loan Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection or Other Hedging Agreements, the Loan Documents (other than this Guaranty) or any of such other instruments or agreements in accordance with their respective terms; and/or

(g) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against any Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

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8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of any Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

9. Any indebtedness of any Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of any Borrower to the Creditors; and such indebtedness of any Borrower to any Guarantor, if Administrative Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor for the benefit of the Creditors and be paid over to Administrative Agent on behalf of the Creditors on account of the Guaranteed Obligations of the Borrowers to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash and all Commitments have been terminated (other than indemnity and other contingent obligations which expressly survive termination and for which no claim has been asserted).

10. (a) Each Guarantor waives (to the fullest extent permitted by applicable law) any right to require the Creditors to: (i) proceed against any Borrower, any other Guarantor, any other guarantor of any Borrower or any other party; (ii) proceed against or exhaust any security or collateral held from any Borrower, any other Guarantor, any other guarantor of any Borrower or any other party; or (iii) pursue any other remedy in the Creditors’ power whatsoever. Each Guarantor waives (to the fullest extent permitted by applicable law) any defense based on or arising out of any defense of any Borrower, any other Guarantor, any other guarantor of any Borrower or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of any Borrower, any other Guarantor, any other guarantor of any Borrower or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election and in accordance with Section 11 hereof, foreclose on any security or collateral held by Administrative Agent, Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, (to the extent such sale is in accordance with the terms of the Loan Documents and is permitted by applicable law), or

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exercise any other right or remedy the Creditors may have against any Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been irrevocably paid in full in cash and all Commitments have been terminated (other than indemnity and other contingent obligations which expressly survive the termination of the Credit Agreement with respect to which no claim has been asserted). Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other party or any security.

(b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

11. The Creditors agree that this Guaranty may be enforced only by the action of Administrative Agent acting upon the instructions of the Required Lenders (or, after the date on which all Loan Document Obligations have been irrevocably paid in full in cash and all obligations under the Credit Agreement have been terminated (other than indemnity and other contingent obligations which survive the termination and for which no claim has been asserted), the holders of at least a majority of the outstanding Other Obligations) and that no other Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by Administrative Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder).

12. In order to induce the Lenders to make the Loans and issue (or participate in) Letters of Credit as provided in the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection or Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

(a) Such Guarantor (i) is a duly organized and validly existing organization in good standing under the laws of the jurisdiction of its organization (to the extent such concept exists in such jurisdiction), (ii) has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified and is authorized to do business and is in good standing (to the extent such concept exists in such jurisdiction) in each other jurisdiction

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where the conduct of its business requires such qualification, except for failures to be so qualified, authorized or in good standing which, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(b) Such Guarantor has the corporate power and authority to execute and deliver this Guaranty and to perform its obligations hereunder and has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty and this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) The execution and delivery by such Guarantor of this Guaranty and the performance of such Guarantor's obligations hereunder do not (i) contravene any applicable provision of any Requirement of Law applicable to such Guarantor, (ii) conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor pursuant to the terms of any Contractual Obligation to which such Guarantor is a party or by which it or any of its assets or property is bound, except for such contraventions, conflicts, breaches or defaults that would not be reasonably likely to have a Material Adverse Effect, (iii) violate any provision of any Organizational Document of such Guarantor or (iv) require any approval of stockholders or any material approval or consent of any Person (other than a Governmental Authority) except filings, consents, or notices which have been made, obtained or given and except as set forth on Schedule 6.3 of the Credit Agreement.

(d) Except as set forth on Schedule 6.4 of the Credit Agreement and except for filings necessary to create or perfect security interests in the Collateral, no material order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Initial Borrowing Date), or exemption by, any Governmental Authority is required to authorize, or is required in connection with, (i) the execution and delivery of this Guaranty or the performance of the obligations hereunder or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

(e) There are no actions, suits or proceedings pending or, to the best knowledge of such Guarantor, threatened (i) against such Guarantor challenging the validity of any material provision of this Guaranty or (ii) that would reasonably be expected to have a Material Adverse Effect.

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13. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and all Interest Rate Protection or Other Hedging Agreements and when no Loan, Note or Letter of Credit remains outstanding (other than Letters of Credit, together with all fees that have accrued and will accrue thereon through the stated termination date of such Letters of Credit, which have been supported in a manner satisfactory to the issuer of the Letter of Credit in its sole and absolute discretion) and all Guaranteed Obligations have been irrevocably paid in full in cash (other than indemnities described in Section 12.4 of the Credit Agreement and analogous provisions in the Security Documents which are not then due and payable and which survive the termination of the Credit Agreement and for which no claim has been made), such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Articles VII or VIII of the Credit Agreement relating to such Guarantor or any of its Subsidiaries, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

14. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Creditors).

15. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and permitted assigns.

16. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and either (i) the Required Lenders (or to the extent required by Section 12.1 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time on which all Loan Document Obligations have been irrevocably paid in full in cash or (ii) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Loan Document Obligations have been irrevocably paid in full in cash; provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Creditors; and provided, further, that (i) any addition of a Guarantor hereunder shall not constitute a change, waiver, discharge, termination, amendment or other modification hereto for the purposes of this Section 16, and the addition of any such Guarantor shall be effective upon the delivery of a Supplement (as defined below) to Administrative Agent by the applicable Guarantor and (ii) any release of a Guarantor hereunder permitted by Section 12.19 of the Credit Agreement shall not constitute a change, waiver, discharge, termination, amendment of other modification hereto for the purposes of this Section 16 and the release of a Guarantor shall be effective upon delivery of such Guarantor of a release executed by Administrative Agent (which release Administrative Agent is authorized to execute and deliver to the extent provided in Section 12.19 of the Credit Agreement). For the purpose of this Guaranty the term “Class” shall mean each class of Creditors, i.e., whether (A) the Bank Creditors as holders of the Loan

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Document Obligations or (B) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term “Requisite Creditors” of any Class shall mean each of (i) with respect to the Loan Document Obligations, the Required Lenders and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

17. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Loan Documents and Interest Rate Protection or Other Hedging Agreements in existence as of the date hereof has been made available to its principal executive officers.

18. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default or, after the time on which all Loan Document Obligations have been irrevocably paid in full in cash, any payment default under any Interest Rate Protection or Other Hedging Agreement continuing after any applicable grace or cure period, each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder. Each Creditor agrees to use reasonable efforts to notify Company and Administrative Agent after any such setoff and application made by such Creditor.

19. Any notice or other communication given hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable overnight or courier delivery service, or by prepaid telex or telecopier, addressed to such party at (i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, c/o Ball Corporation, 10 Longs Peak Drive, PO Box 5000, Broomfield, Colorado 80021-2510, Attention: Scott Morrison, telephone: (303) 460-2191, telecopy: (303) 460-2127 and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantor; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing and, in each case, shall be deemed given as set forth in Section 12.3 of the Credit Agreement.

20. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrowers), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of any Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder

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for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

21. (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING HERETO, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS GUARANTY, EACH PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (1) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (2) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (3) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 19; (4) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAKING; AND (5) AGREES THE CREDITORS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY PARTY HERETO IN THE COURTS OF ANY OTHER JURISDICTION.

(b) EACH OF THE PARTIES TO THIS GUARANTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING WITHOUT LIMITATION, THOSE REFERRED TO IN CLAUSE (a) ABOVE, IN RESPECT TO ANY MATTER ARISING OUT OF OR DIRECTLY RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c) THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES.

22. In the event that all of the capital stock of one or more Guarantors is sold, transferred or otherwise disposed of or liquidated in compliance with the requirements of clause (v) of Section 8.3 or Section 8.4 of the Credit Agreement (or such sale or other disposition or liquidation has been approved in writing by the Required Lenders (or all Lenders if required by Section 12.1 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such

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Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or partnership interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 22).

23. This Guaranty and any amendments or supplements hereto may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Agent.

24. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

25. It is understood and agreed that any Subsidiary of Company that is required to become a party to this Guaranty after the Closing Date pursuant to Section 7.12 of the Credit Agreement shall automatically become a Guarantor hereunder upon the execution and delivery by such Subsidiary of an instrument substantially in the form of Exhibit A hereto (a "Supplement") and the delivery of same to the Agent, with the same force and effect as if originally named as a party herein. The execution and delivery of any instrument adding an additional party to this Guaranty shall not require the consent of any party hereunder or of any Secured Creditor. The rights and obligations of each party hereunder shall remain in full force and effect notwithstanding the addition of any new party hereto.

26. On the Termination Date, this Guaranty shall automatically terminate (provided that all indemnities set forth herein shall survive such termination) and Collateral Agent, at the request and expense of the relevant Guarantor, will execute and deliver to such Guarantor a proper instrument or instruments acknowledging the satisfaction and termination of this Guaranty. As used in this Guaranty, “Termination Date” shall mean the date upon which the Total Commitment and all Interest Rate Protection or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then outstanding (other than any indemnities described herein and in Section 12.4 of the Credit Agreement with respect to which no claim has been asserted) have been paid in full in cash.

[signature page follows]

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

BALL AEROSPACE & TECHNOLOGIES CORP.
BALL METAL BEVERAGE CONTAINER CORP.
BALL METAL FOOD CONTAINER CORP.
BALL PACKAGING CORP.
BALL PLASTIC CONTAINER CORP.
BALL TECHNOLOGIES HOLDINGS CORP.
BALL ASIA SERVICES LIMITED
BALL GLASS CONTAINER CORPORATION
BALL HOLDINGS CORP.
BG HOLDINGS I, INC.
BG HOLDINGS II, INC.
BALL TECHNOLOGY SERVICES CORPORATION
EFRATOM HOLDING, INC.
LATAS DE ALUMINIO BALL, INC.
BALL METAL PACKAGING SALES CORP.
BALL DELAWARE HOLDINGS, LLC
BALL METAL FOOD CONTAINER, LLC
METAL PACKAGING INTERNATIONAL, INC.

By:
Name:
Title:

BALL PAN-EUROPEAN HOLDINGS, INC.

By:
Name:
Title:

Signature page to
Subsidiary Guaranty
CHI:1588902.5

Accepted and Agreed to:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Signature page to
Subsidiary Guaranty
CHI:1588902.5